                                                                   EXHIBIT 10.14

                                                    Form of ZL Hotel LLC Limited
                                                     Liability Company Agreement



                                  ZL HOTEL LLC

                      LIMITED LIABILITY COMPANY AGREEMENT

                               TABLE OF CONTENTS
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                                                                         Page
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ARTICLE I - Organization and Powers....................................... 1
            1.01  Organization............................................ 1
            1.02  Purposes and Powers..................................... 1
            1.03  Principal Place of Business............................. 2
            1.04  Fiscal Year............................................. 2
            1.05  Qualification in Other Jurisdictions.................... 2


ARTICLE II - Members...................................................... 3
            2.01  Members................................................. 3
            2.02  Compliance with Securities Laws and Other Laws and
                  Obligations............................................. 3
            2.03  Admission of New Members................................ 3
            2.04  Meetings of Members..................................... 4
            2.05  Action Without a Meeting................................ 4
            2.06  Voting Rights........................................... 4
            2.07  Limitation of Liability of Members...................... 5
            2.08  Authority............................................... 5
            2.09  No Right to Withdraw.................................... 5
            2.10  Rights to Information................................... 5
            2.11  No Appraisal Rights..................................... 5


ARTICLE III - Management.................................................. 6
            3.01  Managers................................................ 6
            3.02  Manager Responsibility.................................. 6
            3.03  Powers and Duties of the Managers....................... 6
            3.04  Reliance by Third Parties............................... 7
            3.05  Resignation and Removal................................. 7
            3.06  Compensation............................................ 7
            3.07  Meetings and Action of Managers......................... 7
            3.08  Limitation of Liability of Manager;
                  Certain Related Party Transactions...................... 8
            3.09  Change of Control by Members that are Corporations...... 8

                                     (ii)
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
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ARTICLE IV - Indemnification..................................................  8
           4.01  Right to Indemnification.....................................  8
           4.02  Award of Indemnification.....................................  9
           4.03  Successful Defense...........................................  9
           4.04  Advance Payments.............................................  9
           4.05  Definitions..................................................  9
           4.06  Insurance.................................................... 10
           4.07  Employee Benefit Plan........................................ 10
           4.08  Heirs, Spouses, Children and Personal Representatives........ 10
           4.09  Non-Exclusivity.............................................. 10
           4.10  Amendment.................................................... 10


ARTICLE V - Conflicts of Interest............................................. 11
           5.01  Transactions with Interested Persons......................... 11
           5.02  Outside Businesses........................................... 11


ARTICLE VI - Capital Accounts and Contributions............................... 11
           6.01  Capital Accounts............................................. 11
           6.02  Contributions................................................ 12
           6.03  Failure to Contribute........................................ 12


ARTICLE VII - Distributions and Allocations................................... 13
           7.01  Distribution of LLC Funds.................................... 13
           7.02  Distribution Upon Dissolution................................ 13
           7.03  Distribution of Assets in Kind............................... 14
           7.04  Allocation of Profits and Losses............................. 14


ARTICLE VIII - Transfers of Interests......................................... 15
           8.01  General Restrictions on Transfer............................. 15
           8.02  Requirements for Transfer.................................... 15
           8.03  Effect of Transfer........................................... 15
           8.04  Prohibited Transfers......................................... 16
           8.05  Right of First Refusal....................................... 16
           8.06  Transfers of Interests by Manager-Member..................... 17

                                     (iii)

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ARTICLE IX - Dissolution, Liquidation, and Termination..................... 17
             9.01   Dissolution............................................ 17
             9.02   Liquidation............................................ 17
             9.03   Certificate of Cancellation............................ 17


ARTICLE X -  General Provisions............................................ 18
             10.01  Offset................................................. 18
             10.02  Notices................................................ 18
             10.03  Entire Agreement....................................... 18
             10.04  Limitation of Litigation; Consent to Jurisdiction...... 18
             10.05  Amendment or Modification.............................. 19
             10.06  Binding Effect......................................... 19
             10.07  Governing Law; Severability............................ 19
             10.08  Further Assurances..................................... 19
             10.09  Waiver of Certain Rights............................... 19
             10.10  Notice to Members of Provisions of this Agreement...... 19
             10.11  Third Party Beneficiaries.............................. 20
             10.12  Interpretation......................................... 20
             10.13  Counterparts........................................... 20

                                     (iv)

                                  ZL HOTEL LLC

                      LIMITED LIABILITY COMPANY AGREEMENT


     This Agreement is made as of _______, 1997 by and between ZL Hotel LLC (the "LLC") and the persons identified as the Managers and Members on SCHEDULE A attached hereto (such persons and their respective successors in office or in interests being hereinafter referred to individually as "MANAGER" or "MEMBER" or collectively as "MANAGERS" or "MEMBERS").

     WHEREAS, the LLC has been formed as a limited liability company under the Delaware Limited Liability Company Act (as amended from time to time, the "ACT") on ______, 1997; and

     WHEREAS, the Managers and the Members wish to set out fully their respective rights, obligations and duties regarding the LLC and its assets and liabilities; and

     WHEREAS, the LLC has entered into (or promptly after the date hereof in accordance with predetermined terms will enter into) (i) a lease agreement with Boston Properties Limited Partnership pursuant to which the LLC will lease two hotel properties and (ii) a management agreement with Marriott Hotels, Inc. pursuant to which Marriott Hotels, Inc. will manage such properties.

     NOW, THEREFORE, in consideration of the mutual covenants expressed herein, the parties hereby agree as follows:


                      ARTICLE I - ORGANIZATION AND POWERS

     1.01 ORGANIZATION. The LLC has been formed by the filing of its Certificate of Formation with the Delaware Secretary of State pursuant to the Act. The original Certificate of Formation states that the registered agent and registered office of the LLC in Delaware shall initially be The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware. The Certificate of Formation may be restated by the Managers as provided in the Act or amended by the Managers with respect to the address of the registered office of the LLC in Delaware and the name and address of its registered agent in Delaware or to make corrections required by the Act. Other additions to or amendments of the Certificate of Formation shall be authorized by the Members as provided in Section 2.06. The Certificate of Formation as so amended from time to time is referred to herein as the "CERTIFICATE." The Managers shall deliver a copy of the Certificate and any amendment thereto to any Member who so requests.

     1.02 PURPOSES AND POWERS. The principal business activity and purposes of the LLC shall initially be to own or lease hotel properties and to manage or contract for the management of the same, and any business related thereto or useful in connection therewith. However, the business and purposes of the LLC shall not be limited to its initial principal business activity and, unless the Managers otherwise determine, it shall have authority to engage in any other lawful business, purpose or activity permitted by the Act, and it shall possess and may exercise all of the powers and privileges granted by the Act or which may be exercised by any person, together with any powers incidental thereto, so far as such powers or privileges are necessary or convenient to the conduct, promotion or attainment of the business purposes or activities of the LLC, including without limitation the following powers:

          (a) to conduct its business and operations in any state, territory or possession of the United States or in any foreign country or jurisdiction;

          (b) to purchase, receive, take, lease or otherwise acquire, own, hold, improve, maintain, use or otherwise deal in and with, sell, convey, lease, exchange, transfer or otherwise dispose of, mortgage, pledge, encumber or create a security interest in all or any of its real or personal property, or any interest therein, wherever situated.

          (c) to borrow or lend money or obtain or extend credit and other financial accommodations, to invest and reinvest its funds in any type of security or obligation of or interest in any public, private or governmental entity, and to give and receive interests in real and personal property as security for the payment of funds so borrowed, loaned or invested;

          (d) to make contracts, including contracts of insurance, incur liabilities and give guaranties, whether or not such guaranties are in furtherance of the business and purposes of the LLC, including without limitation, guaranties of obligations of other persons who are interested in the LLC or in whom the LLC has an interest;

          (e) to appoint one or more managers of the LLC, to employ officers, employees, agents and other persons, to fix the compensation and define the duties and obligations of such personnel, to establish and carry out retirement, incentive and benefit plans for such personnel, and to indemnify such personnel to the extent permitted by this Agreement and the Act;

          (f) to make donations irrespective of benefit to the LLC for the public welfare or for community, charitable, religious, educational, scientific, civic or similar purposes; and

          (g) to institute, prosecute, and defend any legal action or arbitration proceeding involving the LLC, and to pay, adjust, compromise, settle, or refer to arbitration any claim by or against the LLC or any of its assets.

     1.03 PRINCIPAL PLACE OF BUSINESS. The principal office and place of business of the LLC shall initially be 8 Arlington Street, Boston, Massachusetts 02116. The Managers may change the principal office or place of business of the LLC at any time and may cause the LLC to establish other offices or places of business. The Managers shall notify the Members of any such change.

     1.04 FISCAL YEAR. The fiscal year of the LLC shall end on December 31 of each year.

     1.05 QUALIFICATION IN OTHER JURISDICTIONS. The Managers shall cause the LLC to be qualified or registered under applicable laws of any jurisdiction in which the LLC transacts business and shall be authorized to execute, deliver and file any certificates and documents necessary to effect such qualification or registration, including without limitation, the appointment of agents for service of process in such jurisdictions.


                              ARTICLE II - MEMBERS

     2.01 MEMBERS. The initial Members of the LLC (which include the initial Managers of the LLC) and their addresses shall be listed on SCHEDULE A and said schedule shall be amended from time to time by the Managers to reflect the withdrawal of Members or the admission of additional Members pursuant to this Agreement. The Members shall constitute a single class or group of members of the LLC for all purposes of the Act, unless otherwise explicitly provided herein. The Managers shall notify the Members of changes in SCHEDULE A, which shall constitute the record list of the Members for all purposes of this Agreement.

     2.02 COMPLIANCE WITH SECURITIES LAWS AND OTHER LAWS AND OBLIGATIONS. Each Member hereby represents and warrants to the LLC and acknowledges that (a) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the LLC and making an informed investment decision with respect thereto, (b) it is able to bear the economic and financial risk of an investment in the LLC for an indefinite period of time and understands that it has no right to withdraw and have its interest repurchased by the LLC, (c) it is acquiring an interest in the LLC for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof, (d) it understands that the equity interests in the LLC have not been registered under the securities laws of any jurisdiction and cannot be disposed of unless they are subsequently registered and/or qualified under applicable securities laws and the provisions of this Agreement have been complied with and (e) if it is an entity, the execution, delivery and performance of this Agreement do not require it to obtain any consent or approval that has not been obtained and do not contravene or result in a default under any provision of any existing law or regulation applicable to it, any provision of its charter, by-laws or other governing documents (if applicable) or any agreement or instrument to which it is a party or by which it is bound.

     2.03 ADMISSION OF NEW MEMBERS. Additional persons may be admitted to the LLC as Members and may participate in the profits, losses, distributions, allocations and capital contributions of the LLC upon such terms as are established by the Managers, which may include the establishment of classes or groups of one or more Members having different relative rights, powers and duties, including without limitation, rights and powers that are superior to those of existing Members, or the right to vote as a separate class or group on specified matters, by amendment of this Agreement under Section 10.05. New Members shall be admitted at the time when all conditions to their admission have been satisfied, as determined by the Managers, and their identity, Membership Interests (as defined in Section 2.06) and Contributions (if any) under Section 6.02 have been established by amendment of SCHEDULE A. Existing Members shall have no preemptive or similar right to subscribe to the purchase of new Membership Interests in the LLC.

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

     2.04 MEETINGS OF MEMBERS.

          (a) Meetings of Members may be called for any proper purpose at any time by the Managers. The Managers calling the meeting shall determine the date, time and place of each meeting of Members, and written notice thereof shall be given by the Managers to each Member not less than three (3) business days or more than sixty (60) calendar days prior to the date of the meeting. Notice shall be sent to Members of record on the date when the meeting is called. The business of each meeting of Members shall be limited to the purposes described in the notice. A written waiver of notice, executed before or after a meeting by a Member or its authorized attorney and delivered to the Managers, shall be deemed equivalent to notice of the meeting.

          (b) Members holding a majority of the Membership Interests shall constitute a quorum for the transaction of any business at a meeting of Members. Members may attend a meeting in person or by proxy. Members may also participate in a meeting by means of conference telephone or similar communications equipment that permits all Members present to hear each other.
If less than a quorum of the Members is present, the meeting may be adjourned by the chairman to a later date, time and place, and the meeting may be held as adjourned without further notice. When an adjourned meeting is reconvened, any business may be transacted that might have been transacted at the original meeting.

          (c) A chairman selected by the Managers shall preside at all meetings of the Members unless the Managers determine that the Members shall elect from the Membership a chairman of the meeting. The chairman shall determine the order of business and the procedures to be followed at each meeting of Members.

     2.05 ACTION WITHOUT A MEETING. There is no requirement that the Members hold a meeting in order to take action on any matter or that meetings be held annually or at all. Any action required or permitted to be taken by the Members may be taken without a meeting if one or more written consents to such action shall be signed by the holders of the amount of Membership Interests required to approve the action being taken. Such written consents shall be delivered to the Managers at the principal office of the LLC and, unless otherwise specified, shall be effective on the date when the first consent is so delivered.

     2.06 VOTING RIGHTS. Unless otherwise required by the Act or specified herein, all actions, approvals and consents to be taken or given by the Members under the Act, this Agreement or otherwise shall require the affirmative vote or written consent of Members holding at least 95% of the percentage interests of Members in the profits and losses of the LLC as specified on MEMBER (herein the "MEMBERSHIP INTERESTS") except for the following matters which shall require the approval of Members or Manager-Members (as defined below) who hold the indicated percentage of the Membership Interests held by all Members or Manager-Members:

          (a) Admission of the transferee of a Member's interest in the LLC as a substitute Member under Section 8.02 hereof: a majority of the Membership Interests held by Members who are also Managers ("MANAGER-MEMBERS"), exclusive of the Member whose interest is being transferred;

          (b) Continuation of the LLC after its dissolution due to the withdrawal of a Member as provided in Section 9.01(b) hereof: except as otherwise required by law, a majority of the Membership Interests held by the remaining Members; and

          (c) Dissolution of the LLC, sale of all or substantially all of its assets not in the ordinary course of its business, or its merger or consolidation with another business entity under the Act: a majority of the Membership Interests held by Manager-Members.

     2.07 LIMITATION OF LIABILITY OF MEMBERS. Except as otherwise provided in the Act, no Member of the LLC shall be obligated personally for any debt, obligation or liability of the LLC or of any other Member, whether arising in contract, tort or otherwise, solely by reason of being a Member or Manager of the LLC. Except as otherwise provided in the Act, by law or expressly in this Agreement, no Member (including any Manager) shall have any fiduciary or other duty to another Member with respect to the business and affairs of the LLC, and no Member (including any Manager) shall be liable to the LLC or any other Member for acting in good faith reliance upon the provisions of this Agreement. No Member (including any Manager) shall have any responsibility to restore any negative balance in its Capital Account (as defined in Section 6.01) or to contribute to or in respect of the liabilities or obligations of the LLC or return distributions made by the LLC except as required by the Act or other applicable law; PROVIDED, HOWEVER, that Members are responsible for their failure to make required Contributions under Section 6.02. The failure of the LLC to observe any formalities or requirements relating to the exercise of it powers or the management of its business or affairs under this Agreement or the Act shall not be grounds for making its Members or Managers responsible for the liabilities of the LLC.

     2.08 AUTHORITY. Unless specifically authorized by the Managers, no Member that is not a Manager shall be an agent of the LLC or have any right, power or authority to act for or to bind the LLC or to undertake or assume any obligation or responsibility of the LLC or of any other Member.

     2.09 NO RIGHT TO WITHDRAW. No Member shall have any right to resign or withdraw from the LLC without the consent of Managers who hold a majority of the Membership Interests held by Manager-Members, which consent may be withheld in their sole discretion, or to receive any distribution or the repayment of its capital contribution except as provided in Section 7.02 and Article IX upon dissolution and liquidation of the LLC.

     2.10 RIGHTS TO INFORMATION. Members shall have the right to receive from the Managers upon request a copy of the Certificate and of this Agreement, as amended from time to time, and such other information regarding the LLC as is required by the Act, subject to reasonable conditions and standards established by the Managers, as permitted by the Act, which may include, without limitation, withholding or restrictions on the use of confidential information.

     2.11 NO APPRAISAL RIGHTS. No Member shall have any right to have its interest in the LLC appraised and paid out under the circumstances provided in
Section 18-210 of the Act, or under any other circumstances.

                           ARTICLE III - MANAGEMENT

    3.01 MANAGERS. Mortimer B. Zuckerman and Edward H. Linde (hereinafter "MESSRS. ZUCKERMAN AND LINDE") are hereby appointed to serve as the initial Managers of the LLC. The names and addresses of the Managers shall be listed on MEMBER and said schedule shall be amended from time to time by the Managers to reflect the resignation or removal of the Managers or the appointment of new or additional Managers pursuant to this Agreement.

    3.02 MANAGER RESPONSIBILITY. Each Manager shall devote such time to the business and affairs of the LLC as is reasonably necessary for the performance of the Manager's duties, but shall not be required to devote full time to the performance of such duties and may delegate its responsibilities as provided in
Section 3.03.

    3.03 POWERS AND DUTIES OF THE MANAGERS. The business and affairs of the LLC shall be conducted by or under the direction of the Managers, who shall have and may exercise on behalf of the LLC all of its rights, powers, duties and responsibilities under Section 1.02 or as provided by law, including without limitation the right and authority:

          (a) to manage the business and affairs of the LLC and for this purpose to employ, retain or appoint any officers, employees, consultants, agents, brokers, professionals or other persons in any capacity for such compensation and on such terms as the Managers deem necessary or desirable and to delegate to such persons such of its duties and responsibilities as the Managers shall determine;

          (b) to enter into, execute, deliver, acknowledge, make, modify, supplement or amend any documents or instruments in the name of the LLC which the Managers deem necessary or appropriate to achieve the purpose of the LLC, including, without limitation, contracts, agreements, leases, subleases, easements, deeds, notes, mortgages and other documents or instruments of any kind or character or amendments of any such documents or instruments;

          (c) to borrow money or otherwise obtain credit and other financial accommodations on behalf of the LLC from individuals, banks and other lending institutions on a secured or unsecured basis as provided in Section 1.02(c), and to perform or cause to be performed all of the LLC's obligations in respect of its indebtedness and any mortgage, lien or security interest securing such indebtedness;

          (d) to make elections and prepare and file returns regarding any federal, state or local tax obligations of the LLC, and to designate one of the Managers to serve as the "Tax Matters Partner" of the LLC for purposes of
Section 6231(a)(7) of the Internal Revenue Code of 1986 as amended (the "CODE"), with power to manage and represent the LLC in any administrative proceeding of the Internal Revenue Service;

          (e) to purchase or lease real and personal property on behalf of the LLC;

          (f) to deal in and with the assets of the LLC, including without limitation, selling, leasing, developing, constructing, improving, rehabilitating, operating, maintaining,

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

mortgaging, encumbering, creating easements or restrictions, and conveying all or any part of any real or personal property of the LLC, and to enter into agreements of merger or consolidation;

          (g) to enter into contracts for the construction, development, improvement, servicing, operation, maintenance, repair and rehabilitation of the Property;

          (h) to bring, defend, compromise, collect, pay, adjust, arbitrate or otherwise take any action and exercise any remedies with respect to any receivable held by or claim available to or against the LLC;

          (i) to pay LLC expenses incurred in the administration and operation of the business and affairs of the LLC;

          (j) to procure and maintain, at the expense of the LLC and with responsible companies, such insurance as may be available in such amounts and covering such risks as are appropriate in the sole discretion of the Managers, including, without limitation, insurance policies insuring the Managers against liability arising as a result of any action they may take or fail to take in their capacity as Managers of the LLC; and

          (l) to take any other action permitted or required of the Managers under applicable law.

Any action taken by a Manager, and the signature of a Manager on any agreement, contract, instrument or other document on behalf of the LLC, shall be sufficient to bind the LLC and shall conclusively evidence the authority of that Manager and the LLC with respect thereto.

    3.04 RELIANCE BY THIRD PARTIES. Any person dealing with the LLC, the Managers or any Member may rely upon a certificate signed by any one Manager as to (i) the identity of any Managers or Members; (ii) any factual matters relevant to the affairs of the LLC; (iii) the persons who are authorized to execute and deliver any document on behalf of the LLC; or (iv) any action taken or omitted by the LLC, the Managers or any Member.

    3.05 RESIGNATION AND REMOVAL. Any Manager may resign upon at least sixty (60) days' notice to the Members and the other Managers (unless notice is waived by them).

    3.06 COMPENSATION. The Managers shall be entitled to reimbursement for out-of-pocket expenses incurred by them in managing and conducting the business and affairs of the LLC, including a portion of the overhead of a Manager's regular employer that is reasonably allocable to the activities of that Manager relating to the LLC.

    3.07 MEETINGS AND ACTION OF MANAGERS. Unless otherwise determined by the Members, all action to be taken by the Managers of the LLC shall be taken by vote or written consent of a majority of the Managers then in office. There is no requirement that the Managers hold a meeting in order to take action on any matter. Meetings of the Managers may be called by any Manager. If no meeting of the Managers has been called to act on a matter, and action is taken on such matter without a meeting by less than all of the Managers, prompt notice thereof shall be given to any Manager who did not participate in taking such action. If action is to be taken at a meeting of the Managers, notice of the time, date and place of the meeting shall be given to each Manager by an officer or the Manager calling the meeting by personal delivery, telephone or fax sent to the business or home address of each Manager at least 24 hours in advance of the meeting, or by written notice mailed to each Manager at either such address at least 72 hours in advance of the meeting; however, no notice need be given to a Manager who waives notice before or after the meeting, or who attends the meeting without protesting at or before its commencement the inadequacy of notice to him or her. Managers may attend a meeting in person or by proxy, and they may also participate in a meeting by means of conference telephone or similar communications equipment that permits all Managers to hear each other. A chairman selected by the Managers shall preside at all meetings of the Managers. The chairman shall determine the order of business and the procedures to be followed at each meeting of the Managers.

    3.08 LIMITATION OF LIABILITY OF MANAGER; CERTAIN RELATED PARTY TRANSACTIONS. No Manager shall be obligated personally for any debt, obligation or liability of the LLC or of any Member, whether arising in contract, tort or otherwise, solely by reason of being or acting as Manager of the LLC. No Manager shall be personally liable to the LLC or to its Members for acting in good faith reliance upon the provisions of this Agreement, or for breach of any fiduciary or other duty that does not involve (i) a breach of the duty of loyalty to the LLC or its Members, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) a transaction from which the Manager derived an improper personal benefit. The Members as of the date this agreement is initially entered into agree and acknowledge that the LLC will have continuous, on-going and significant business dealings and relationships with entities controlled by or under common control with the Managers (or in which the Managers have a significant interest) and on reliance that the agreement set forth in the next sentence would be entered into. Therefore, all Members agree, on behalf of themselves and their successors in interest, that the Managers shall in no event be liable (for breach of the duty of loyalty, care, disclosure or otherwise) for any contract entered into by the LLC with Boston Properties Limited Partnership or any of its affiliates or any business dealings or relationships between the LLC and any of such entities (a "BPLP RELATED PARTY TRANSACTION"). As such, all Members agree, on behalf of themselves and their successors in interest, that they will bring no act and initiate no proceeding to contest such activities or contracts.

    3.09 CHANGE OF CONTROL BY MEMBERS THAT ARE CORPORATIONS. Any Member that is a corporation agrees that it will be a violation of this agreement if the current record and beneficial owners of the capital stock of such corporation dispose of such record or beneficial ownership in any manner without the consent of all of the Managers.


                          ARTICLE IV - INDEMNIFICATION

    4.01 RIGHT TO INDEMNIFICATION. To the fullest extent permitted by law and subject to the provisions of this Article, the LLC shall indemnify each of its Managers against any and all losses, costs, damages, fees, claims, liabilities and expenses incurred by them in connection with any proceeding in which a Manager is involved as a result of serving in such capacity, except that no indemnification shall be provided for a Manager regarding any matter

(other than a BPLP Related Party Transaction) as to which it shall be finally determined that said Manager did not act in good faith and in the reasonable belief that its action was in the best interests of the LLC, or with respect to a criminal matter, that it had reasonable cause to believe that its conduct was unlawful. Subject to the foregoing limitations, such indemnification may be provided by the LLC with respect to a proceeding in which it is claimed that a Manager received an improper personal benefit by reason of its position, regardless of whether the claim arises out of the Manager's service in such capacity, except for matters as to which it is finally determined that an improper personal benefit (other than as a result of a BPLP Related Party Transaction) was received by the Manager.

    4.02 AWARD OF INDEMNIFICATION. The determination of whether the LLC is authorized to indemnify a Manager hereunder and any award of indemnification shall be made in each instance (a) by a majority of the Managers who are not parties to the proceeding in question, (b) by independent legal counsel appointed by the Managers or the Members, or (c) by the holders of a majority of the Membership Interests of the Members who are not parties to the proceeding in question. The LLC shall be obliged to pay indemnification applied for by a Manager unless there is an adverse determination (as provided above) within forty-five (45) days after the application. If indemnification is denied, the applicant may seek an independent determination of its right to indemnification by a court, and in such event, the LLC shall have the burden of proving that the applicant was ineligible for indemnification under this Article.
Notwithstanding the foregoing, in the case of a proceeding by or in the right of the LLC in which a Manager is adjudged liable to the LLC, indemnification hereunder shall be provided to said Manager only upon a determination by a court having jurisdiction (or, if binding arbitration is agreed to, the arbitration thereof) that in view of all the circumstances of the case, said Manager is fairly and reasonably entitled to indemnification for such expenses as the court shall deem proper.

    4.03 SUCCESSFUL DEFENSE. Notwithstanding any contrary provisions of this Article, if a Manager has been wholly successful on the merits in the defense of any proceeding in which it was involved by reason of its position as Manager or as a result of serving in such capacity (including termination of investigative or other proceedings without a finding of fault on the part of the Manager), the Manager shall be indemnified by the LLC against all expenses incurred by the Manager in connection therewith.

    4.04 ADVANCE PAYMENTS. Except as limited by law, expenses incurred by a Manager in defending any proceeding, include a proceeding by or in the right of the LLC, shall be paid by the LLC to the Manager in advance of final disposition of the proceeding upon receipt of its written undertaking to repay such amount if the Manager is determined pursuant to this Article or adjudicated to be ineligible for indemnification, which undertaking shall be an unlimited general obligation but need not be secured and may be accepted without regard to the financial ability of the Manager to make repayment.

    4.05  DEFINITIONS.  For purposes of this Article:

          "MANAGER" includes (i) a person serving as an officer of the LLC or in a similar executive capacity appointed by the Managers and exercising rights and duties delegated by the Managers, (ii) a person serving at the request of the LLC as a director, manager, officer, employee or other agent of another organization, and (iii) any person who formerly served in any of the foregoing capacities ;

          "EXPENSES" means all expenses, including attorneys' fees and disbursements, actually and reasonably incurred in defense of a proceeding or in seeking indemnification under this Article, and except for proceedings by or in the right of the LLC or alleging that a Manager received an improper personal benefit, any judgments, awards, fines, penalties and reasonable amounts paid in settlement of a proceeding; and

          "PROCEEDING" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and any claim which could be the subject of a proceeding.

    4.06 INSURANCE. The LLC shall have power to purchase and maintain insurance on behalf of any Manager, officer, agent or employee against any liability or cost incurred by such person in any such capacity or arising out of its status as such, whether or not the LLC would have power to indemnify against such liability or cost.

    4.07 EMPLOYEE BENEFIT PLAN. If the LLC or any Manager sponsors or undertakes any responsibility as a fiduciary with respect to an employee benefit plan, then for purposes of this Article (i) "MANAGER" shall be deemed to include said Manager or any officer of the LLC who serves at its request in any capacity with respect to said plan, (ii) said Manager or officer shall not be deemed to have failed to act in good faith or in the reasonable belief that its action was in the best interests of the LLC if said Manager or officer acted in good faith and in the reasonable belief that its action was in the best interests of the participants or beneficiaries of said plan, and (iii) "EXPENSES" shall be deemed to include any taxes or penalties imposed upon said Manager or officer with respect to said plan under applicable law.

    4.08 HEIRS, SPOUSES, CHILDREN AND PERSONAL REPRESENTATIVES. The indemnification provided by this Article shall inure to the benefit of the heirs, spouses, children and personal representatives of each Manager.

    4.09 NON-EXCLUSIVITY. The provisions of this Article shall not be construed to limit the power of the LLC to indemnify its Managers, Members, officers, employees or agents to the full extent permitted by law or to enter into specific agreements, commitments or arrangements for indemnification permitted by law. The absence of any express provision for indemnification herein shall not limit any right of indemnification existing independently of this Article.

    4.10 AMENDMENT. The provisions of this Article may be amended or repealed in accordance with Section 10.05; however, no amendment or repeal of such provisions that adversely affects the rights of a Manager under this Article with respect to its acts or omissions at any time prior to such amendment or repeal shall apply to said Manager without its consent.

                       ARTICLE V - CONFLICTS OF INTEREST

     5.01 TRANSACTIONS WITH INTERESTED PERSONS. No contract or transaction engaged in by the LLC that constitutes a BPLP Related Party Transaction, and (unless entered into in bad faith) no other contract or transaction between the LLC and one or more of its Managers or Members or between the LLC and any other corporation, partnership, association or other organization in which one or more of its Managers or Members have a financial interest or are directors, partners, Managers or officers, shall be voidable solely for this reason or solely because said Manager or Member was present or participated in the authorization of such contract or transaction if:

           (a) the material facts as to the relationship or interest of said Manager or Member and as to the contract or transaction were disclosed or known to the other Managers (if any) or Members and the contract or transaction was authorized by the disinterested Managers (if any) or Members; or

           (b) the contract or transaction was fair to the LLC as of the time it was authorized, approved or ratified by the disinterested Managers (if any) or Members; or

           (c) the contract or transaction was a BPLP Related Party Transaction;

and no Manager or Member interested in such contract or transaction, because of such interest, shall be considered to be in breach of this Agreement or liable to the LLC, any Manager or Member, or any other person or organization for any loss or expense incurred by reason of such contract or transaction or shall be accountable for any gain or profit realized from such contract or transaction.

     5.02 OUTSIDE BUSINESSES. Any Manager or Member may engage or have an interest in other business ventures which are similar to or competitive with the business of the LLC, including, but not limited to, the ownership, financing, leasing, operation, management, syndication, brokerage, or development of real property competitive with real property owned or leased by the LLC, and the pursuit of such ventures, even if competitive, shall not be deemed wrongful or improper or give the LLC, its Managers or the other Members any rights with respect thereto. No Manager or Member shall be obligated to present an investment opportunity to the LLC even if it is similar to or consistent with the business of the LLC, and such Member or Manager shall have a right to take for their own account or recommend to others any such investment opportunity.


                ARTICLE VI - CAPITAL ACCOUNTS AND CONTRIBUTIONS

     6.01 CAPITAL ACCOUNTS. A separate capital account (a "CAPITAL ACCOUNT") shall be maintained for each Member in accordance with Section 1.704-1(b)(2)(iv) of the U.S. Treasury Regulations (the "REGULATIONS"), and this Section 6.01 shall be interpreted and applied in a manner consistent with said Section of the Regulations. The LLC shall adjust the Capital Accounts of its Members to reflect revaluations of the LLC property whenever the adjustment would be permitted under Regulations Section 1.704-1(b)(2)(iv)(f). In the event that the Capital Accounts of the Members are so adjusted, (i) the Capital Accounts of the Members shall be adjusted in accordance with Regulations Section 1.704-1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain or loss, as computed for book purposes, with respect to such property and (ii) the Members' distributive shares of depreciation, depletion, amortization and gain or loss, as computed for tax purposes, with respect to such property shall be determined so as to take account of the variation between the adjusted tax basis and book value of such property in the same manner as under Section 704(c) of the Code. In the event that Code Section 704(c) applies to LLC property, the Capital Accounts of the Members shall be adjusted in accordance with Regulations Section 1.704-1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain and loss, as computed for book purposes, with respect to such property. In applying clause (ii) of the second preceding sentence and all of the preceding sentence, the provisions of Code Section 704(b) shall apply. The Capital Accounts shall be maintained for the sole purpose of allocating items of income, gain, loss and deduction among the Members and shall have no effect on the amount of any distributions to any Members in liquidation or otherwise. The amount of all distributions to Members shall be determined pursuant to Section
7.01. Notwithstanding any provision contained herein to the contrary, no Member shall be required to restore any negative balance in its Capital Account.

     6.02 CONTRIBUTIONS. Each Member shall make the contributions to the capital of the LLC (herein "CONTRIBUTIONS") specified on SCHEDULE A. All Contributions shall be paid in cash unless otherwise specified on SCHEDULE A or agreed to by the Members. Except as set forth on SCHEDULE A, no Member or Manager shall be entitled or required to make any contribution to the capital of the LLC; however, the LLC may borrow from its Members as well as from banks or other lending institutions to finance its working capital or the acquisition of assets upon such terms and conditions as shall be approved by the Managers, and any borrowing from Members shall not be considered Contributions or reflected in their Capital Accounts. The value of all non-cash Contributions made by Members shall be set forth on SCHEDULE A. No Member shall be entitled to any interest or compensation with respect to its Contribution or any services rendered on behalf of the LLC except as specifically provided in this Agreement or approved by the Managers. No Member shall have any liability for the repayment of the Contribution of any other Member and each Member shall look only to the assets to the LLC for return of its Contribution. In no event shall Mortimer B. Zuckerman, Edward H. Linde or any other E-Related Party or Z-Related Party (as defined in the Amended and Restated Certificate of Incorporation of Boston Properties, Inc.) own, in the aggregate, more than 9.8% of the Membership Interests or have a claim to the profits or assets of the LLC in excess of such percentage, and any transaction that would cause such parties to exceed, in the aggregate, such percentage with respect to Membership Interests or claims to the profits or assets of the LLC shall be null and void AB INITIO.

     6.03 FAILURE TO CONTRIBUTE. If a Member fails to make a Contribution that he has subscribed for, the LLC may exercise one or more of the following remedies as determined by the Managers after notice to the defaulting Member:

           (a) Taking such action, including without limitation court proceedings, as the Managers deem appropriate to obtain payment by the defaulting Member of the Contribution due plus interest at the maximum rate permitted by law and costs of collection, including reasonable attorneys' fees and disbursements, and the defaulting Member consents for this purpose to service of process, venue and jurisdiction in a court in the state in which the principal office of the LLC is located;

           (b) Selling all or any part of the interest of the defaulting Member in the LLC at a public or private foreclosure sale under the procedures permitted by the applicable Uniform Commercial Code to be used by a defaulted secured creditor (the LLC shall be deemed to have been granted a security interest in the interest of the defaulting Member in the LLC for this purpose);

           (c) Collecting the Contribution due plus interest and expenses as provided in paragraph (a) by offset against distributions and other amounts due to the defaulting Member pursuant to Section 10.01;

           (d) Reduction, forfeiture or elimination of all or part of the interest of the defaulting Member in the LLC;

           (e) Subordination of the interest of the defaulting Member in the LLC to the interests of the other Members; and

           (f) Arranging for other Members to furnish the Contribution due as a loan to the defaulting Member on such terms and conditions as the Managers deem appropriate, including without limitation, the granting of a security interest in the interest of the defaulting Member to secure such loan; and

           (g) Redemption of the interest of the defaulting Member in the LLC or sale of said interest to other Members at its fair value determined by an appraisal procedure or formula which the Managers determine to be appropriate under the circumstances.

Claims against a Member for failure to make a Contribution or to return money or other property paid or distributed to him in violation of the Act or this Agreement may be compromised by the Managers without the consent of the Members.


                  ARTICLE VII - DISTRIBUTIONS AND ALLOCATIONS

     7.01 DISTRIBUTION OF LLC FUNDS. Except as provided subsequently in this Article, all funds and assets of the LLC which are determined by the Managers to be available for distribution shall be distributed to the Members (including the Manager-Members) in proportion to their Membership Interests. No Member shall be entitled to any distribution or payment with respect to its interest in the LLC upon the resignation or withdrawal of such Member except to the extent that the LLC exercises its option to purchase the interest of such Member under Section
9.04. Distributions may be limited and repayable as provided in the Act.

     7.02 DISTRIBUTION UPON DISSOLUTION. Proceeds from a sale or liquidation of all or substantially all of the assets of the LLC and amounts available upon dissolution, after payment of, or adequate provision for, the debts and obligations of the LLC, including the expenses of its liquidation and dissolution, and liabilities to its Managers or Members, if any, other than liabilities to Members for distributions, shall be distributed and applied in the following priorities:

           (a) FIRST, to fund reserves to the extent deemed appropriate by the Managers for contingent, conditional, unmatured or other liabilities of the LLC not otherwise paid or provided for, PROVIDED THAT, upon the expiration of such period of time as the Managers shall deem advisable, the balance of such reserves remaining after payment of such liabilities shall be distributed in the manner hereinafter set forth;

           (b) SECOND, to Members to satisfy any liabilities for distributions previously determined to be due by the Managers or due under this Agreement; and

           (c) THIRD, to Members as provided in Section 7.01.

     7.03 DISTRIBUTION OF ASSETS IN KIND. No Member shall have the right to require any distribution of any assets of the LLC to be made in cash or in kind. If the Managers determine to distribute assets of the LLC in kind, such assets shall be distributed on the basis of their fair market value as determined by the Managers. Any Member entitled to any interest in such assets shall, unless otherwise determined by the Managers, receive separate assets of the LLC, and not an interest as tenant-in-common with other Members so entitled in each asset being distributed. Distributions in kind need not be made on a pro-rata basis, but may be made on any basis which the Managers determine to be reasonable under the circumstances.

     7.04  ALLOCATION OF PROFITS AND LOSSES.

           All items of LLC income, gain, loss and deduction as determined for book purposes shall be allocated among the Members and credited or debited to their respective Capital Accounts in accordance with Regulations Section 1.704-1(b)(2)(iv), so as to ensure to the maximum extent possible (i) that such allocations satisfy the economic effect equivalence test of Regulations Section 1.704-1(b)(2)(ii)(i) (as provided hereinafter) and (ii) that all allocations of items that cannot have economic effect (including credits and nonrecourse deductions) are allocated to the Members in proportion to their Membership Interests unless otherwise required by Code section 704(b) and the Regulations promulgated thereunder. To the extent possible, items that can have economic effect shall be allocated in such a manner that the balance of each Member's Capital Account at the end of any taxable year (increased by such Member's "share of partnership minimum gain" as defined in Regulations Section 1.704-2) would be positive to the extent of the amount of cash that such Member would receive (or would be negative to the extent of the amount of cash that such Member should be required to contribute to the LLC) if the LLC sold all of its property for an amount of cash equal to the book value (as determined pursuant to Regulations Section 1.704.1(b)(2)(iv)) of such property (reduced, but not below zero, by the amount of nonrecourse debt to which such property is subject) and all of the cash of the LLC remaining after payment of all liabilities (other than nonrecourse liabilities) of the LLC were distributed in liquidation immediately following the end of such taxable year in accordance with Section 7.01.

                     ARTICLE VIII - TRANSFERS OF INTERESTS

     8.01 GENERAL RESTRICTIONS ON TRANSFER. No Member may assign, transfer, pledge or grant a security interest in all or any part of its interest in the LLC, directly or indirectly, except with the prior written approval of the Managers, which approval may be withheld or denied for any reason or for no reason. In the event that a Member receives such prior written approval to its transfer of a Membership Interest for value, such proposed transaction shall be subject to the right of first refusal set forth in Section 8.06. If the interest of a Manager-Member is being transferred, the approval of a majority of the other Managers shall be required, or if there are none, the approval of Members holding a majority of the Membership Interests.

     The LLC and its Managers and Members shall be entitled to treat the record owner of an interest in the LLC as the absolute owner thereof in all respects, and shall incur no liability for distributions of cash or other property made in good faith to such owner until such time as a written assignment of such interest has been received and accepted by the Managers and recorded on the books of the LLC. The Managers may refuse to accept and record an assignment until the end of the next successive quarterly accounting period of the LLC.

     8.02 REQUIREMENTS FOR TRANSFER. Every transfer of an interest in the LLC permitted hereunder shall be subject to the following requirements:

           (a) The transferee shall establish that the proposed transfer will not cause or result in a breach of any agreement binding upon the LLC or any violation of law, including without limitation, federal or state securities laws, and that the proposed transfer would not cause the LLC to be an investment company as defined in the Investment Company Act of 1940, as amended;

           (b) The transferee shall establish to the satisfaction of the Managers that the transferee is financially responsible and of good character and that the transfer would not adversely affect the classification of the LLC as a partnership for federal tax purposes, terminate its classification as a partnership under Code Section 708, or have a substantial adverse effect with respect to federal income taxes payable by the LLC; and

           (c) The transferee shall execute a counterpart of this Agreement and such other documents or instruments as may be required by the Managers to reflect the provisions hereof.

     Until the foregoing requirements are met, the LLC need not recognize the transferee for any purpose under this Agreement, and the transferee shall be entitled only to the rights of a transferee who is not a Member under the Act. A transferee shall not be admitted as a Member without the approval of the Manager-Members (exclusive of the Member whose interest is being transferred) as provided in Section 2.06(a).

     8.03  EFFECT OF TRANSFER.

           (a) If the transferee is admitted as a Member or is already a Member, the Member transferring its interest shall be relieved of liability with respect to the transferred interest arising or accruing under this Agreement on or after the effective date of the transfer, unless the transferor affirmatively assumes such liability; PROVIDED, HOWEVER, that the transferor shall not be relieved of any liability for prior distributions and unpaid Contributions unless the transferee affirmatively assumes such liabilities.

           (b) Any person who acquires in any manner an interest or any part thereof in the LLC, whether or not such person has accepted and assumed in writing the terms and provisions of this Agreement or been admitted as a Member, shall be deemed by the acquisition of such interests to have agreed to be subject to and bound by all of the provisions of this Agreement with respect to such interest, including without limitation, the provisions hereof with respect to any subsequent transfer of such interest.

     8.04 PROHIBITED TRANSFERS. Any transfer in violation of any provisions of this Agreement shall be null and void and ineffective to transfer any interest in the LLC and shall not be binding upon or be recognized by the LLC, and any such transferee shall not be treated as or deemed to be a Member for any purpose. In the event that any Member shall at any time transfer its interest in violation of any of the provisions of this Agreement, the LLC and the other Members, in addition to all rights and remedies at law and equity, shall have and be entitled to an order restraining or enjoining such transaction, it being expressly acknowledged and agreed that damages at law would be an inadequate remedy for a transfer in violation of this Agreement.

     8.05  RIGHT OF FIRST REFUSAL.

           (a) In the event that the Managers consent and thereby grant the prior written approval to a transfer of a Membership Interest for value as required by Section 8.01, and subject to the requirements of Section 8.02, the Member who proposes to transfer such Membership Interest (the "OFFEREE MEMBER") shall be deemed to have granted the LLC a right of first refusal to purchase said interest on the same terms and conditions as are stated in the offer received by the Offeror, which right of first refusal shall be assignable in whole or in part. The Offeree Member shall affirm to the Managers, if requested, that the offer is bona fide, is the result of arms-length negotiations between the Offeree Member and the person who proposes to purchase such interest from the Offeree Member (the "OFFEROR") and shall set forth the name of the Offeror, the interest to be transferred, the price and other terms of the offer and any other relevant material information available regarding the proposed transfer. The Offeree Member shall deliver copies of the offer to the Managers.

           (b) The LLC shall have an option (assignable in whole or in part, including to a Manager) to acquire all or any part of the interest proposed to be transferred at the price, terms and conditions set forth in the offer received by the Offeree Member. The LLC and/or its assign shall have thirty
(30) days from receipt of a notice regarding the proposed transfer which contains the terms of the offer received by the Offeree Member in which to notify the Offeree Member of its election to purchase all or a portion of the interest proposed to be transferred.

           (c) The closing of the purchase by the LLC or its assigns shall take place on a date not less than ten (10) days nor more than thirty (30) days after all elections to purchase have been made, as specified by the LLC and the purchasing assigns, if any.

           (d) If the interest of the Offeree Member is not purchased by the LLC or assigns as provided herein, the Offeree Member may sell such interest to the Offeror upon the terms and conditions set forth in the offer (or other terms and conditions no more favorable to the Offeror), provided that such sale is concluded within ninety (90) days after the expiration of the period in which elections to purchase may be made by the LLC or assigns, and the Offeror complies with all of the provisions of Section 8.02.

           (e) No transferee of an interest in the LLC shall be admitted as a Member of the LLC without the consent required under Section 2.06(a) and 8.02.

     8.06 TRANSFERS OF INTERESTS BY MANAGER-MEMBER. A transfer of an interest in the LLC by a Manager-Member shall transfer only the economic interests, rights, duties and obligations of the transferor in its capacity as a Member, and no transferee shall obtain as a result of any such assignment any rights as a Manager. A Manager-Member who transfers all (but not less than all) of its interest in the LLC as a Member shall be deemed to have tendered its resignation as a Manager to the LLC effective on the date of such transfer, and such resignation shall be deemed to have been accepted unless it is rejected within thirty (30) days thereafter.


             ARTICLE IX - DISSOLUTION, LIQUIDATION, AND TERMINATION

     9.01 DISSOLUTION. The LLC shall dissolve and its affairs shall be wound up upon the first to occur of the following:

           (a) the written consent of all of the Members;

           (b) the entry of a decree of judicial dissolution under Section 18-802 of the Act; or

           (c) a consolidation or merger of the LLC in which it is not the resulting or surviving entity.

     The Managers shall promptly notify the Members of the dissolution of the LLC.

     9.02 LIQUIDATION. Upon dissolution of the LLC, the Managers shall act as its liquidating trustee or the Managers may appoint one or more Managers or Members as liquidating trustee. The liquidating trustee shall proceed diligently to liquidate the LLC, to wind up its affairs and to make final distributions as provided in Section 7.02 and in the Act. The costs of dissolution and liquidation shall be an expense of the LLC. Until final distribution, the liquidating trustee may continue to operate the business and properties of the LLC with all of the power and authority of the Managers. As promptly as possible after dissolution and again after final liquidation, the liquidating trustee shall cause an accounting of the LLC's assets, liabilities, operations and liquidating distributions to be given to the Members.

     9.03 CERTIFICATE OF CANCELLATION. Upon completion of the distribution of LLC assets as provided herein, the LLC shall be terminated, and the Managers (or such other person or persons as the Act may require or permit) shall file a Certificate of Cancellation with the Secretary of State of Delaware under the Act, cancel any other filings made pursuant to Sections 1.01, 1.03 and 1.05, and take such other actions as may be necessary to terminate the existence of the LLC.



                         ARTICLE X - GENERAL PROVISIONS

     10.01 OFFSET. Whenever the LLC is obligated to make a distribution or payment to any Member, any amounts that Member owes the LLC may be deducted from said distribution or payment by the Managers.

     10.02 NOTICES. Except as expressly set forth to the contrary in this Agreement, all notices, requests, or consents required or permitted to be given under this Agreement must be in writing and shall be deemed to have been given
(i) three (3) days after the date mailed by registered or certified mail, addressed to the recipient, with return receipt requested, (ii) upon delivery to the recipient in person or by courier, or (iii) upon receipt of a facsimile transmission by the recipient. Such notices, requests and consents shall be given (x) to Members at their addresses on SCHEDULE A, or such other address as a Member may specify by notice to the Managers or to all of the other Members, or (y) to the LLC or the Managers at the address of the principal office of LLC specified in Section 1.03. Whenever any notice is required to be given by law, the Certificate or this Agreement, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

     10.03 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the Members and the Managers relating to the LLC and supersedes all prior contracts or agreements with respect to the LLC, whether oral or written.

     10.04 LIMITATION OF LITIGATION; CONSENT TO JURISDICTION. No Member shall be entitled to initiate or participate in a class action on behalf of all or any part of the Members against the LLC, its Managers or any Member, and no Member shall be entitled to initiate or participate in a derivative suit on behalf of the LLC against its Managers or any Member, unless in each case such action or suit has received prior approval of a majority of the Managers and Members holding a majority of the Membership Interests who are not defendant parties to the proposed action or suit, or unless otherwise required by law. No Manager shall be entitled to initiate or participate in any suit on behalf of the LLC against its Managers or any Members unless such suit has received the prior approval of the Managers who are not defendant parties to the proposed suit, unless otherwise required by law. A Member or Manager who initiates an action or suit in violation of this Agreement shall be liable to the LLC and its Managers and any Members who are defendant parties for all damages and expenses which they incur as a result, including without limitation reasonable fees and expenses of legal counsel and expert witnesses and court costs. The parties to this Agreement hereby consent to the non-exclusive jurisdiction of the courts of the State of Massachusetts in connection with any matter or dispute arising under this Agreement or between them regarding the affairs of the LLC.

     10.05 AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only be a written instrument signed by a majority of the Managers and by Members holding a majority of the Membership Interests; PROVIDED, HOWEVER, that (a) an amendment or modification reducing a Member's Membership Interest or changing adversely the rights of a Member with respect to distributions, allocations or voting, (other than to reflect the admission of new Members or changes otherwise provided by this Agreement) shall be effective only with that Member's consent, (b) an amendment of modification to reflect the admission of a new Member may be approved by the Managers alone if the new Member is purchasing an interest from the LLC with rights equivalent to the rights of existing Members, and otherwise shall be subject to approval by Members holding a majority of the Membership Interests; and an amendment or modification to reflect the admission of a new Member who is an assignee of an existing Member, shall be subject to approval as provided in Section 2.06; (c) an amendment or modification increasing any liability of a Member to the LLC or its Managers or Members, or adversely affecting the limitation of the liability of a Member with respect to the LLC, shall be effective only with that Member's consent; (d) an amendment or modification reducing the required percentage of Membership Interests for any consent or vote in this Agreement shall be effective only with the consent or vote of Members having the percentage of Membership Interests theretofore required; and (e) an amendment of this Section shall require the consent of a majority of the Managers and of Members holding two-thirds of the Membership Interests.

     10.06 BINDING EFFECT. Subject to the restrictions on transfers set forth in this Agreement, this Agreement is binding on and inures to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

     10.07 GOVERNING LAW; SEVERABILITY. This Agreement is governed by and shall be construed in accordance with the law of the State of Delaware, exclusive of its conflict-of-laws principles. In the event of a conflict between the provisions of this Agreement and any provision of the Certificate or the Act, the applicable provision of this Agreement shall control, to the extent permitted by law. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision shall be enforced to the fullest extent permitted by law.

     10.08 FURTHER ASSURANCES. In connection with this Agreement and the transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions, as requested by the Managers.

     10.09 WAIVER OF CERTAIN RIGHTS. Each Member irrevocably waives any right it may have to maintain any action for dissolution of the LLC or for partition of the property of the LLC.

     10.10 NOTICE TO MEMBERS OF PROVISIONS OF THIS AGREEMENT. By executing this Agreement, each Member acknowledges that such Member has actual notice of
(a) all of the provisions of this Agreement, including, without limitation, the restrictions on the transfer of Membership Interests set forth in Article VIII and all matters related to BPLP

Related Party Transactions, and (b) all of the provisions of the Certificate. Each Member hereby agrees that this Agreement constitutes adequate notice of all such provisions, and each Member hereby waives any requirement that any further notice thereunder be given.

     10.11 THIRD PARTY BENEFICIARIES. The provisions of this Agreement are not intended to be for the benefit of any creditor or other person to whom any debts or obligations are owed by, or who may have any claim against, the LLC or any of its Members or Managers, except for Members or Managers in their capacities as such. Notwithstanding any contrary provision of this Agreement, no such creditor or person shall obtain any rights under this Agreement or shall, by reason of this Agreement, be permitted to make any claim against the LLC or any Member or Manager.

     10.12 INTERPRETATION. For the purposes of this Agreement, terms not defined in this Agreement shall be defined as provided in the Act; and all nouns, pronouns and verbs used in this Agreement shall be construed as masculine, feminine, neuter, singular, or plural, whichever shall be applicable. Titles or captions of Articles and Sections contained in this Agreement are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

     10.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all parties had signed the same document, and all counterparts shall be construed together and shall constitute the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date set forth above.

               Managers:            __________________________________________

                                    __________________________________________

                                    __________________________________________

               Members:             __________________________________________

                                    __________________________________________

                                    __________________________________________

                                  ZL HOTEL LLC


                                     Member

==================================================================
   Name and Address             Contribution            Membership
       of Member                                         Interest
==================================================================
ZL Hotel Corp.                   $[______]                 90.2%
8 Arlington Street
Boston, MA 02116

==================================================================


==================================================================
Name and Address                Contribution            Membership
   of manager                                            Interest
==================================================================

Mortimer B. Zuckerman            $[______]                 4.9%
950 Fifth Avenue
NY, NY 10021

------------------------------------------------------------------

Edward H. Linde                  $[______]                 4.9%
265 Country Drive
Weston, MA 02193

==================================================================

DOCS\513364.3
5/21/97

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